• • • • • • • • • • • • • • • • • •

5

COMMODITY OFFICE ASSETS ✓ New or recently redeveloped properties that command premium rents and enjoy higher occupancy ✓ Located in the best markets and submarkets with close proximity to thriving and dynamic neighborhoods ✓ Highly-amenitized including on-site retail & food, activated outdoor space, collaboration & meeting space, state-of-the art fitness options with locker rooms ✓ Inspired design and efficient systems and floorplates are becoming gating factors for increasingly discerning customers LIFESTYLE OFFICE ASSETS × Older vintage assets with few or no in-building amenities and limited outdoor activation × Proximity to single-use office districts with challenging walkability and post work entertainment options × Dated designs as well as inefficient building systems and floorplates with bland common areas × Fundamental interior features – low ceiling heights, small windows, etc. – are uneconomic to change or improve through redevelopment × Inconvenient and exposed surface parking Companies are recognizing the importance of desirable office space in recruitment, retention and culture Large portions have become obsolete and unleasable – eventually will be redeveloped into another use

RECENTLY COMPLETED REDEVELOPMENTS IN-PROCESS REDEVELOPMENT

BANK OF AMERICA ANALYSIS OF PORTFOLIO QUALITY1

CLASS A ASKING RENT ($/SF)1,2

⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫

FLIGHT TO QUALITY

FLIGHT TO QUALITY1

SUN BELT MIGRATION

QUARTERLY U.S. LEASING ACTIVITY1 (MM SF)

U.S. OFFICE INVENTORY1 (MM SF)

LEASE EXPIRATIONS BY YEAR1

COUSINS PORTFOLIO OCCUPANCY vs LEASED1

COUSINS INCREASE IN 2ND GENERATION CASH NET RENT1

ASSET RECYCLING1

CURRENT DEVELOPMENT PIPELINE AUSTIN NASHVILLE

NET DEBT/EBITDA1

COUSINS’ NET OPERATING INCOME1

OFFICE REIT COMMON DIVIDEND GROWTH (2019 vs CURRENT)1 COUSINS’ FAD PAYOUT RATIO2

NET ASSET VALUE APPRECIATION PER GREEN STREET1

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104

Cousins


1316

INVESTOR PRESENTATION

September 2024

WHY COUSINS?

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO	• 100% Sun Belt / 100% Class A / 2010 average year built[1] • 64% of portfolio delivered or redeveloped since 2010[2] • CUZ asking rents 13% higher than pre-pandemic levels and 25% higher than Class A avg[3,4]
BENEFITING FROM POWERFUL OFFICE TRENDS	• Flight to quality driving demand for newer, highly-amenitized assets[5] • Sun Belt migration leading to outsized population and job growth[6] • Record low groundbreakings should create shortage of new, high-quality office space[7]
POSITIONED FOR ORGANIC GROWTH	• Modest lease expirations well below office sector average[8] • Near-term occupancy upside from recent success backfilling prior move-outs[9] • Rolled-up cash rents 10.7% on average over the past five years[10]
STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES	• Recycled over $1 billion of older assets during COVID pandemic[10] • Attractive development pipeline of 1.2MM SF[1] • Land bank supports another 5.1MM SF of development[11]
BALANCE SHEET PRIMED FOR OPPORTUNITIES	• Simple strategy with $1 billion of liquidity[12] • Leverage 5.1x Net Debt/EBITDA among the lowest in the office sector[13] • Recently acquired investment grade credit ratings from Moody's and S&P
TRACK RECORD OF SUCCESS	• NOI growth of 17% since 2019[10] • Increased dividend 10% since COVID while maintaining conservative payout ratio[14] • NAV growth has consistently outperformed peer average since 2017[15]

COUSINS AT A GLANCE

The Preeminent Sun Belt Office REIT

NOI By Market[1]



Dallas
2%
Nashville[2]
Charlotte
8%
Phoenix
8%
Atlanta
36%
Austin
33%
Houston
4%
Tampa
9%



19.7MM SF
portfolio[3]



91.3%
leased[4]



2010
average
year built[3]



64%
of portfolio
developed or
redeveloped
since 2010[4,5]



1.2MM SF
development
pipeline[4]



5.1MM SF
land bank[6]

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Lifestyle Office has Emerged as a Distinct and Desirable Property Type

LIFESTYLE OFFICE ASSETS

- ✓ **New or recently redeveloped** properties that command premium rents and enjoy higher occupancy
- ✓ Located in the best markets and submarkets with close proximity to **thriving and dynamic neighborhoods**
- ✓ **Highly-amenitized** including on-site retail & food, activated outdoor space, collaboration & meeting space, state-of-the art fitness options with locker rooms
- ✓ **Inspired design** and **efficient systems and floorplates** are becoming gating factors for increasingly discerning customers

Companies are recognizing the importance of desirable office space in recruitment, retention and culture

COMMODITY OFFICE ASSETS

- ✕ **Older vintage assets** with few or no in-building amenities and limited outdoor activation
- ✕ Proximity to single-use office districts with **challenging walkability** and post work entertainment options
- ✕ **Dated designs** as well as **inefficient building systems and floorplates** with bland common areas
- ✕ Fundamental interior features – **low ceiling heights, small windows, etc.** – are uneconomic to change or improve through redevelopment
- ✕ Inconvenient and exposed **surface parking**

Large portions have become obsolete and unleasable – eventually will be redeveloped into another use

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Amenity-Rich Trophy Assets in Leading Sun Belt Markets



300 COLORADO
Austin



BUCKHEAD PLAZA
Atlanta



HEIGHTS UNION
Tampa



725 PONCE
Atlanta


STIR

THE RAILYARD
Charlotte



100 MILL
Phoenix

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Outdoor Spaces to Collaborate and Enhance the Work Experience









PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

State-of-the-Art Fitness and Wellness Centers




WELLNESS
EXIT


AVALON



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

On-Site Retail and Food and Beverage Amenities that Promote Live-Work-Play






DRINK



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Select Repositioning of High-Quality Assets in Prime Locations

RECENTLY COMPLETED REDEVELOPMENTS


PROMENADE TOWER
Midtown Atlanta


PROMENADE CENTRAL
Midtown Atlanta


TEMPE GATEWAY
Tempe Phoenix

IN-PROCESS REDEVELOPMENT


HAYDEN FERRY
Tempe Phoenix



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Cousins Portfolio Quality Ranks at the Top of Office REIT Peers

BANK OF AMERICA ANALYSIS OF PORTFOLIO QUALITY[1]



60
50
40
30
20
10
0
Rent Score
Build Score
Amenity Score
CUZ
BXP
PGRE
KRC
HIW
HPP
SLG
VNO
ESRT
DEI

"One needs to peel the onion back and look underneath the surface to truly understand the dynamics of the office sector, as quality continues to be a significant relative winner...Overall, high-quality office should continue to outperform, meaning investors need to truly understand the types of assets that will be relative winners."
- *Green Street, Office Insights 6/25/24*

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Command Premium Rents 25% Higher than Class A Average in Our Core Markets

CLASS A ASKING RENT ($/SF)[1,2]


ATLANTA
$35.73
$44.83
Total Market
Cousins
AUSTIN
$51.02
$62.67
Total Market
Cousins
CHARLOTTE
$39.60
$41.64
Total Market
Cousins
DALLAS
$35.76
$57.57
Total Market
Cousins
PHOENIX
$34.45
$48.86
Total Market
Cousins
TAMPA
$38.12
$46.95
Total Market
Cousins

BENEFITING FROM POWERFUL OFFICE TRENDS

Cousins is Well Positioned to Navigate the Current Office Sector Environment

Theme	Observation	Mitigant

Flight to quality	• Flight to quality is driving demand for newer, highly-amenitized assets
	• More than 60% of U.S. office vacancy is concentrated in 10% of the inventory[1]
	• Tenants now underwrite their landlord
		• Cousins is the landlord of choice within its markets
		  ◦ Outstanding reputation, low leverage, largely unencumbered portfolio, ample liquidity
		• Cousins focuses on lifestyle office assets
		  ◦ 64% developed/redeveloped since 2010[2]

Population migration	• Long-term Sun Belt migration trends accelerated during Covid and have remained in place after recovery	• Sun Belt markets continue to lead U.S. population and job growth • Cousins has operated in the Sun Belt since its founding in 1958 and has strong local operating platforms in each major market
Return to office dynamics	• Remote working poses potential threat to demand dynamics for office space	• Return to office mandates continue to gain momentum and leasing activity is accelerating • Office users are increasingly encountering a developing shortage of new, desirable space that will likely persist in the intermediate term

BENEFITING FROM POWERFUL OFFICE TRENDS

Flight to Quality Intensifies and is Driving Demand for Newer, Highly-Amenitized Assets

FLIGHT TO QUALITY

Net Absorption Since COVID Onset[1]


2010-Present
128
2000s
-79
1990s
-61
1980s
-134
1970s
-52
1960s
-23
Before 1960
-51
Year of Delivery
-150
-100
-50
0
50
100
150
Square Feet (MM's)

64% CUZ NOI
generated from assets developed or redeveloped since 2010[2]

BENEFITING FROM POWERFUL OFFICE TRENDS

Majority of Vacancy Concentrated within a Small Subset of Office Assets

FLIGHT TO QUALITY[1]



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1% of buildings comprise nearly 17% of total U.S. vacancy
10% of buildings comprise over 60% of total office vacancy
30% of buildings comprise over 90% of total office vacancy
39% of buildings have no vacant space
More than 60% of office vacancy is concentrated in 10% of inventory
0% 4% 8% 12% 16% 20% 24% 28% 32% 36% 40% 44% 48% 52% 56% 60% 64% 68% 72% 76% 80% 84% 88% 92% 96% 100%
Share of office inventory (ranked by assets with greatest total vacancy)

BENEFITING FROM POWERFUL OFFICE TRENDS

Sun Belt Migration is Leading to Outsized Population and Job Growth

SUN BELT MIGRATION

Domestic Net Migration 2023[1]



Phoenix
Dallas
Austin
Houston
Nashville
Charlotte
Atlanta
Tampa

1. Florida	+194k	.	
2. Texas	+187k	.	
3. North Carolina	+97k	47. Massachusetts	-39k
4. South Carolina	+83k	48. New Jersey	-45k
5. Tennessee	+63k	49. Illinois	-84k
6. Georgia	+58k	50. New York	-217k
7. Arizona	+36k	51. California	-338k

2023 Office-Using Employment Growth[2]



Dallas 4.2%
Winston-Salem 3.7%
Miami 3.4%
Raleigh 3.3%
Jacksonville 2.8%
Baltimore 2.3%
Boston 2.1%
Austin 1.9%
Triad 1.8%
Atlanta 1.8%
Houston 1.8%
Richmond 1.7%
Nashville 1.7%
Philadelphia 1.5%
Charlotte 1.4%
Phoenix 0.8%
Pittsburgh 0.6%
Tampa 0.6%
Washington, D.C. 0.5%
Greensboro 0.4%

BENEFITING FROM POWERFUL OFFICE TRENDS

National Return to Office Supports Accelerating Leasing Activity

QUARTERLY U.S. LEASING ACTIVITY[1] (MM SF)



Leasing volume is up over 70% since 2020
50
60
59
55
54
56
61
59
54
56
59
58
62
59
56
56
49
28
29
27
32
38
40
44
46
47
45
42
38
42
40
46
44
50
2016
2017
2018
2019
2020
2021
2022
2023
2024

BENEFITING FROM POWERFUL OFFICE TRENDS

New Office Supply is Shrinking and should Create Shortage of New, High-Quality Space

U.S. OFFICE INVENTORY[1] (MM SF)



70
60
50
40
30
20
10
0
-10
-20
-30
-40
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 YTD
Groundbreakings have fallen to all-time low
Inventory is shrinking as conversions begin
Groundbreakings
Inventory Removals

POSITIONED FOR ORGANIC GROWTH

Modest Lease Expirations Well Below Office Sector Average

LEASE EXPIRATIONS BY YEAR[1]



50%
40%
30%
20%
10%
0%
Avg = 24.5%
17.0%
DEI
CDP
HPP
FSP
PGRE
HIW
OPI
CIO
PDM
EQC
KRC
ESRT
VNO
CUZ
SLG
BDN
BXP
DEA
2024
2025
2026

POSITIONED FOR ORGANIC GROWTH

Increase Occupancy from Contractual New Leasing

COUSINS PORTFOLIO OCCUPANCY vs LEASED[1]



96%
94%
92%
90%
88%
86%
84%
82%
Pre-COVID (1Q17-1Q20) Avg = 94% Leased
Pre-COVID Avg = 91% Occupancy
Potential upside
2.8% contractual upside from recent leasing
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
% Occupied
% Leased

POSITIONED FOR ORGANIC GROWTH

Continue to Roll Up Existing Leases upon Expiration

COUSINS INCREASE IN 2ND GENERATION CASH NET RENT[1]



25%
20%
15%
10%
5%
0%
Avg = 10.3%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24

Cousins

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITES

Recycled Over $1 Billion of Older Assets during COVID Pandemic

ASSET RECYCLING[1]


MM's
$1,000
$800
$600
$400
$200
$0
-$200
-$400
-$600
-$800
$138
$201
$533
2020
Total Dev. Starts
$567MM
Avg Initial Rev.
Recognition
3Q23
Total Acquisitions
$646MM
Avg Year Built
2019
Total Dispositions
$1.2BN
Avg Year Built
1991
$429
$445
$644
2021

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITES

1.2MM SF Active Developments Delivering NOI Growth

CURRENT DEVELOPMENT PIPELINE

AUSTIN

338K SF

100% Ownership

98% Leased[1]

$147MM
CUZ Investment[2]

1Q24 Initial Occupancy





DOMAIN 9



NEUHOFF



NASHVILLE

395K SF Office
53K SF Retail
542 MF Units

50% Ownership

37% Leased[1]

$295MM
CUZ Investment[2]

4Q23 Initial Occupancy

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITES

Land Bank Supports 5.1MM SF[1] of Additional New Development

ATLANTA

887 WEST PEACHTREE



MIDTOWN
700K SF

3354 PEACHTREE



BUCKHEAD
740K SF

715 PONCE



MIDTOWN
200K SF

AUSTIN

DOMAIN CENTRAL



DOMAIN
900K SF

DOMAIN POINT



DOMAIN
600K SF

CHARLOTTE

SOUTH END STATION



SOUTH END
585K SF

303 TREMONT



SOUTH END
560K SF

DALLAS

LEGACY UNION TWO / THREE



LEGACY
600K SF

TAMPA

CORPORATE CENTER V



WESTSHORE
180K SF

BALANCE SHEET PRIMED FOR OPPORTUNITIES

Low Leverage with Substantial Liquidity

NET DEBT/EBITDA[1]


12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
$1 Billion Liquidity[2]
Avg = 7.5x
5.1x
SLG
HPP
PGRE
VNO
BDN
OPI
BXP
DEA
CIO
PDM
FSP
KRC
CDP
HIW
ESRT
CUZ

TRACK RECORD OF SUCCESS

NOI Growth of 17% Since 2019

COUSINS' NET OPERATING INCOME[1]



MM's
$140
$130
$120
$110
$100
$121
$141
17% INCREASE
3Q19
3Q20
3Q21
3Q22
3Q23

TRACK RECORD OF SUCCESS

Attractive Dividend Growth while Maintaining Conservative Payout Ratio

OFFICE REIT COMMON DIVIDEND GROWTH (2019 vs CURRENT)[1]


20%
0%
-20%
-40%
-60%
-80%
-100%
10.3%
Median Cut
-64%
VNO
OPI
FSP
HPP
ESRT
PGRE
CMCT
CIO
PDM
DEI
BDN
SLG
DEA
BXP
HIW
CDP
CUZ
KRC

COUSINS' FAD PAYOUT RATIO[2]


80%
60%
40%
20%
0%
67%
66%
63%
71%
72%
71%
2019
2020
2021
2022
2023
2024
YTD

TRACK RECORD OF SUCCESS

Premier Sun Belt Portfolio and Development Expertise Drive Relative NAV Performance

NET ASSET VALUE APPRECIATION PER GREEN STREET[1]



30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
CUZ
Non-Gateway Peer Avg
Gateway Peer Avg
-15%
-36%
-53%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer



Kennedy Hicks
Executive Vice President and Chief Investment Officer, Managing Director – Atlanta

Richard Hickson
Executive Vice President, Operations





John S. McColl
Executive Vice President, Development

Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary




APPENDIX
Cousins

ATLANTA

Market Snapshot



8000 AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
PROMENADE TOWER
PROSCENIUM
PROMENADE CENTRAL
SPRING & 8TH
120 WEST TRINITY
725 PONCE
MEDICAL OFFICES AT EMORY
75
285
85
20
marta



Submarket Concentration[2]
Buckhead 41%
Midtown 39%
Central Perimeter 12%
North Fulton 8%



Industry Concentration[4]
Technology 24%
Financial Services 23%
Real Estate 10%
Professional Services 9%
Consumer Goods and Services 9%
Healthcare 8%
Legal Services 6%
Other 6%
Insurance 3%
Construction 2%



8.7MM
Total Square Feet[1]



88%
Leased[1]



$44.83
Average Asking Rent[3]

AUSTIN

Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN POINT
DOMAIN 10
DOMAIN 11
DOMAIN 12
DOMAIN 2
DOMAIN 8
DOMAIN 3
DOMAIN 7
DOMAIN 4
300 COLORADO
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACE
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St
183
1
35
290



Submarket Concentration²
Domain 49%
CBD 41%
Southwest 8%
Northwest 2%



Industry Concentration⁴
Technology 42%
Legal Services 14%
Energy 11%
Financial Services 8%
Consumer Goods and Services 8%
Professional Services 7%
Other 5%
Marketing 3%
Healthcare 2%



4.6MM
Total Square Feet¹



94%
Leased¹



$62.67
Average Asking Rent³

TAMPA

Market Snapshot


589
589
580
580
92
92
574
574
41
45
275
275
275
275
60
60
60
HARBORVIEW PLAZA
THE POINTE
CORPORATE CENTER
HEIGHTS UNION


Submarket Concentration²
Westshore 78%
CBD 22%


Industry Concentration⁴
Real Estate 6%
Financial Services 8%
Professional Services 8%
Consumer Good and Services 9%
Other 10%
Legal Services 10%
Insurance 10%
Technology 12%
Healthcare 27%


2.0MM
Total Square Feet¹


95%
Leased¹


$46.95
Average Asking Rent³

PHOENIX
Market Snapshot



202
Salt River
W Rio Salado Pkwy
HAYDEN FERRY
E Rio Salado Pkwy
111 WEST RIO
100 MILL
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration[2]



Marketing
3%
Transportation
4%
Real Estate
4%
Consumer Goods and Services
4%
Other
10%
Industry Concentration[4]
Technology
44%
Professional Services
31%



1.6MM
Total Square Feet[1]



92%
Leased[1]



$48.86
Average Asking Rent[3]

CHARLOTTE
Market Snapshot



77
277
29
74
W Trade St
S Graham St
N Graham St
W 5th St
W Morehead St
S Church St
S Tryon St
E Stonewall St
S Caldwell St
S McDowell St
FIFTH THIRD CENTER
550 SOUTH
THE RAILYARD



Submarket Concentration[2]
Uptown 71%
South End 29%



Industry Concentration[4]
Financial Services 35%
Consumer Goods and Services 14%
Legal Services 14%
Insurance 13%
Other 10%
Professional Services 8%
Marketing 6%



1.4MM
Total Square Feet[1]



90%
Leased[1]



$41.64
Average Asking Rent[3]

DALLAS
Market Snapshot


LEGACY UNION
Dallas North Tollway
35E
635
75
5950 SHERRY LANE
Dallas North Tollway
75
635
12
35E
30
12


Submarket Concentration[2]
Legacy 70%
Preston Center 30%


Industry Concentration[4]
Energy 57%
Financial Services 24%
Professional Services 8%
Legal Services 6%
Other 5%


516K
Total Square Feet[1]


94%
Leased[1]


$57.57
Average Asking Rent[3]

ENDNOTES

Page 2 - Why Cousins?
1. As of 30-Jun-2024.
2. Based on 2Q24 NOI. Includes ten assets that have undergone redevelopment in past six years.
3. Based on CoStar average asking rents for same pool of Cousins assets from 4Q19 to 2Q24.
4. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties in our markets as of 30-Jun-2024; where net rents are quoted, estimated operating expenses are added to achieve gross rents.
5. See pages 13 and 14 Benefiting from Powerful Office Trends.
6. See pages 15 Benefiting from Powerful Office Trends.
7. See page 17 Benefiting from Powerful Office Trends.
8. See page 18 Positioned for Organic Growth.
9. See page 19 Positioned for Organic Growth.
10. Per Cousins' quarterly supplemental reports.
11. Represents Cousins' estimate of developable SF, excluding redevelopment.
12. Represents availability under Cousins' Credit Facility as of 6-Sep-2024.
13. Represents total debt, including Company's share of unconsolidated debt, net of cash, divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings. Includes members of the FTSE NAREIT Equity Office Index that report EBITDA, with the exception of EQC, who has a net cash balance.
14. See page 26 Track Record of Success.
15. See page 27 Track Record of Success.

Page 3 - Cousins at a Glance
1. Represents Cousins' pro-rata share of 2Q24 NOI per 30-Jun-2024 filings.
2. Cousins is developing Neuhoff, a mixed-use project in Nashville, through a 50% owned joint venture.
3. As of 30-Jun-2024, adjusted for August 2024 Proscenium acquisition.
4. As of 30-Jun-2024.
5. See endnote 2 for Page 2.
6. See endnote 11 for Page 2.

Page 10 - Premier Sun Belt Lifestyle Office Portfolio
1. Source: BofA's proprietary quality assessment of US Office REITs, Green Street Office Insights.

Page 11 - Premier Sun Belt Lifestyle Office Portfolio
1. See endnote 4 for Page 2.
2. Cousins' asking rates represent only properties with space available for lease.

Page 12 - Benefiting from Powerful Office Trends
1. Source: JLL Research. Data as of 4Q 2023.
2. See endnote 2 for Page 2.

Page 13 - Benefiting from Powerful Office Trends
1. Source: JLL U.S. Office Market Dynamics 2Q 2024.
2. See endnote 2 for Page 2.

Page 14 - Benefiting from Powerful Office Trends
1. See endnote 1 for Page 12.

Page 15 - Benefiting from Powerful Office Trends
1. Source: U.S. Census Bureau Domestic Net Migration, July 2022-July 2023.
2. Source: Baird Equity Research. Twelve-month YoY change in office using employment for top 32 REIT markets as of 12/31/23 per BLS.

Page 16 - Benefiting from Powerful Office Trends
1. Source: JLL U.S. Office Outlook 2Q 2024.

Page 17 - Benefiting from Powerful Office Trends
1. Source: JLL U.S. Office Outlook 2Q 2024.

Page 18 - Positioned for Organic Growth
1. Lease expirations as a percentage of total portfolio rent when available, otherwise percentage of square footage as reported in companies' most recent quarterly filings. Includes all members of the FTSE NAREIT Equity Office Index that report lease expirations.

Page 19 - Positioned for Organic Growth
1. Per Cousins' quarterly supplemental reports.

Page 20 - Positioned for Organic Growth
1. Per Cousins' quarterly supplemental reports.

Page 21 - Strategic Capital Allocation Creates Growth Opportunities
1. Per Cousins' quarterly supplemental reports.

Page 22 - Strategic Capital Allocation Creates Growth Opportunities
1. Represents office leased percentage per 30-Jun-2024 filings.
2. Cousins' share of total estimated project costs per 30-Jun-2024 filings.

Page 23 - Strategic Capital Allocation Creates Growth Opportunities
1. See endnote 11 for Page 2.

Page 24 - Balance Sheet Primed for Opportunities
1. See endnote 13 for Page 2.
2. See endnote 12 for Page 2.

Page 25 - Track Record of Success
1. Per Cousins' quarterly supplemental reports.

Page 26 - Track Record of Success
1. Current dividend as of 4-Sept-2024.
2. Per Cousins' supplemental reports.

Page 27 - Track Record Of Success
1. Source: Green Street. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street.

Appendix - Market Snapshots
1. Represents portfolio statistics of Company as reported in Cousins' 30-Jun-2024 quarterly supplement. Atlanta square footage reflects August 2024 Proscenium acquisition.
2. Calculation is based on pro-rata share of 2Q24 NOI of Cousins assets.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties with space available for lease; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 2Q 2024 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2023, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. These forward-looking statements include information about the Company's possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future acquisitions of investments in real estate debt; future development and redevelopment opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; future occupancy or volume and velocity of leasing activity; entry into new markets, changes in existing market concentrations, or exits from existing markets; future changes in interest rates and liquidity of capital markets; and all statements that address operating performance, events, investments, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; any changes to our credit rating; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, developments, investments, or dispositions; the effect of common stock or operating partnership unit issuances, including those undertaken on a forward basis; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Tampa, Charlotte, Phoenix, Dallas, and Nashville, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; threatened terrorist attacks or sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy in regard to our real estate assets which may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the preferences of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition or liquidity of one or more of our tenants or borrowers under our real estate debt investments; volatility in interest rates (including the impact upon the effectiveness of forward interest rate contract arrangements) and insurance rates; inflation; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); supply chain disruptions, labor shortages, and increased construction costs; risks associated with security breaches through cyberattacks, cyber intrusions or otherwise, as well as other significant disruptions of our information technology networks and related systems, which support our operations and our buildings; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements, including the Americans with Disabilities Act and similar laws or the impact of any investigation regarding the same; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust or meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in dividend rates on common shares or other securities or the ability to pay those dividends; potential changes to the tax laws impacting REITs and real estate in general; risks associated with climate change and severe weather events, as well as the regulatory efforts intended to reduce the effects of climate changes and investor and public perception of our efforts to respond to the same; the impact of newly adopted accounting principles on our accounting policies and on period-to-period comparisons of financial results; risks associated with possible federal, state, local, or property tax audits; and those additional risks and environmental or other factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The risks set forth above are not exhaustive. The Annual Report on Form 10-K for the year ended December 31, 2023, including Part I, Item 1A. Risk Factors, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, including Part II, Item 1A. Risk Factors, include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all risk factors, nor can we assess the potential impact of all risk factors on our business or the extent to which any factors, or any combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. Given the uncertainties and risks discussed and referenced herein, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Investors should also refer to our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K for future periods, and our Current Reports on Form 8-K as we file such reports with the SEC, and to other materials we may file with or furnish to the SEC, for a discussion of risks and uncertainties that may cause actual results, performance, or achievements to differ materially from those expressed or implied by any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins


neuhoff
1316

Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326